UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

WhiteHawk Minerals Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43337	88-0862160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Market Street Suite 910
Philadelphia, Pennsylvania		19103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 484-3412

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	WHK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On August 12, 2026, WhiteHawk Income Marcellus LLC and WhiteHawk Income Haynesville LLC (collectively, the “Buyers”), each indirect wholly owned subsidiaries of WhiteHawk Minerals Corp. (the “Company”), entered into a Purchase and Sale Agreement (the “PSA”) with Three Rivers Royalty II, LLC and Cypress Mineral Partners, LLC (collectively, the “Sellers”), pursuant to which the Buyers agreed to acquire certain mineral interests, fee mineral interests, overriding royalty interests, non-participating royalty interests and related assets in the Marcellus and Haynesville shale basins (the “Assets”) for an aggregate purchase price of $105.0 million, subject to customary adjustments (the “SJM II Acquisition”).

The SJM II Acquisition is expected to close on or about September 25, 2026, subject to the satisfaction of customary closing conditions. The PSA contains customary representations, warranties and covenants by the Buyers and the Sellers. The Sellers have agreed to indemnify the Buyers for losses resulting from, among other things, breaches of their representations, warranties and covenants and certain retained liabilities. The Buyers have agreed to indemnify the Sellers for losses resulting from, among other things, breaches of their representations, warranties and covenants and certain assumed obligations.

The foregoing description of the PSA does not purport to be complete and is qualified in its entirety by reference to the full text of the PSA, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Equity Commitment Letter

In connection with the SJM II Acquisition, on August 12, 2026, the Company entered into equity commitment letters (each, an “Equity Commitment Letter”) with certain investors, including Daniel Herz, the Company’s Chairman, President and Chief Executive Officer (collectively, the “Investors”), pursuant to which the Investors have committed to purchase shares of the Company’s newly designated Series E Preferred Stock, par value $0.0001 per share (the “Series E Preferred Stock”), for aggregate proceeds of up to $50.0 million, which will be used to fund a portion of the purchase price for the SJM II Acquisition.

The Series E Preferred Stock will rank senior to the Company’s Class A common stock, Class B common stock and each other class and series of the Company’s capital stock. The Series E Preferred Stock will pay monthly cash dividends at an annual rate of (i) 10% from issuance through March 31, 2027, (ii) 12% from April 1, 2027 through December 30, 2028, and (iii) from and including January 1, 2029, and thereafter, 14%, in each case subject to a minimum return of 1.05x of invested capital. The Company may redeem the Series E Preferred Stock at any time at a redemption price of $1,000 per share plus accrued and unpaid dividends. In the event of a Deemed Liquidation Event (as defined in the Certificate of Designations for the Series E Preferred Stock) or certain other events, the Company will be required to redeem all outstanding shares of Series E Preferred Stock.

The obligations of the Investors to fund their respective commitments are subject to certain conditions, including execution of definitive documentation, no material adverse change in the business, assets or financial condition of the Company, the accuracy of the Company’s representations and warranties, and compliance with applicable securities laws. The Series E Preferred Stock offering is expected to close concurrently with the SJM II Acquisition on or about September 25, 2026.

The foregoing descriptions of the Equity Commitment Letters and the Series E Preferred Stock do not purport to be complete and are qualified in their entirety by reference to (i) the form of Equity Commitment Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and (ii) the Form of Certificate of Designations for the Series E Preferred Stock, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On August 12, 2026, the Company issued a press release announcing, among other things, its financial results for the fiscal quarter ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On August 12, 2026, the Company issued a press release announcing the SJM II Acquisition, its financial results for the fiscal quarter ended June 30, 2026, and the initiation of a quarterly cash dividend. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company also posted an updated investor presentation on the Company’s investor relations website at https://investors.whitehawkminerals.com. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The Company will host a conference call and webcast to discuss its second quarter 2026 results on August 13, 2026 at 9:00 a.m. Eastern Time. A live webcast and accompanying presentation materials will be available in the Investors section of the Company’s website at www.whitehawkminerals.com, where a replay will be archived following the call. Dial-in: (833) 461-5787 (domestic) / (585) 542-9983 (international); Conference ID: 423 778 885

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Businesses Acquired.

The financial statements required by Rule 3-05 of Regulation S-X, if any, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)
Pro Forma Financial Information.

The pro forma financial information required by Article 11 of Regulation S-X, if any, will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)
Exhibits.

Exhibit No.	Description

2.1*	Purchase and Sale Agreement, dated August 12, 2026, by and among Three Rivers Royalty II, LLC, Cypress Mineral Partners, LLC, WhiteHawk Income Marcellus LLC and WhiteHawk Income Haynesville LLC
3.1	Form of Certificate of Designations of Series E Preferred Stock of WhiteHawk Minerals Corp. (to be effective upon of the Series E Preferred Stock offering described herein)
10.1	Form of Equity Commitment Letter
99.1+	Press Release issued by WhiteHawk Minerals Corp., dated August 12, 2026
99.2+	Investor Presentation by WhiteHawk Minerals Corp., dated August 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

+ Furnished herewith and not filed.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, statements regarding the Company’s expectations with respect to the closing, funding and financial impact of the SJM II Acquisition, including the expected purchase price and accretive impact of the SJM II Acquisition; the Company’s expectations regarding the production and cash flow contributions of the Assets; the expected timing and terms of the Series E Preferred Stock offering; the Company’s dividend policy, including the declaration and payment of future dividends; and other statements that are not historical facts. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in commodity prices; the Company’s ability to close the SJM II Acquisition on the anticipated timeline or at all, including the risk that a counterparty may fail to satisfy closing conditions or otherwise fail to perform under the PSA; the risk that the actual purchase price or other economic terms of the SJM II Acquisition may differ from the estimates presented herein; the risk that production and cash flow contributions from the Assets may differ materially from expectations due to commodity price fluctuations, operator activity levels, well performance and other factors; the availability and terms of financing for the SJM II Acquisition, including the Series E Preferred Stock offering and borrowings under the Company’s revolving credit facility, and the risk that such financing may not be obtained on the anticipated terms, in the anticipated amounts, on the expected timeline or at all; operator drilling and completion activity on the Company’s acreage; regulatory changes; general economic and market conditions; and the risks described under “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission. Furthermore, the declaration and payment of any future dividends, including the amount and timing thereof, will be at the sole discretion of the Board of Directors, which may change the Company’s dividend policy at any time and for any reason, including changes in the Company’s financial condition, results of operations, capital requirements, general business conditions or any other factor the Board deems relevant. There can be no assurance that the Company will declare or pay dividends at the current rate, or at all.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statement, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WhiteHawk Minerals Corp.

Date:	August 12, 2026	By:	/s/ Daniel Herz
Daniel Herz Chief Executive Officer